                                   $15,000,000

                           WAREHOUSE CREDIT AGREEMENT

                                      among

                            IMC MORTGAGE COMPANY and

                        INDUSTRY MORTGAGE COMPANY, L.P.,

                                  as Borrowers,

                                       and

                  GE CAPITAL MORTGAGE SERVICES, INC., as Lender

                       ----------------------------------


                          Dated as of January 30, 1997

                       ----------------------------------

                                TABLE OF CONTENTS


Section                                                                                       Page
-------                                                                                       ----
Section 1.  Definitions and Principles of Construction...........................................1
  1.01  Defined Terms............................................................................1
  1.02  Principles of Construction..............................................................12

Section 2.  Amount and Terms of Credit..........................................................13
  2.01  Commitment..............................................................................13
  2.02  Minimum Borrowing Amount................................................................13
  2.03  Pledge of Collateral....................................................................13
  2.04  Request for Advance.....................................................................13
  2.05  Disbursement of Funds...................................................................14
  2.06  Note....................................................................................14
  2.07  Interest................................................................................14
  2.08  Increased Costs.........................................................................15

Section 3.  Fees................................................................................15
  3.01  Fees....................................................................................15

Section 4.  Prepayments; Payments...............................................................15
  4.01  Voluntary Prepayments...................................................................16
  4.02  Mandatory...............................................................................16
  4.03  Release of Collateral; Substitution.....................................................18
  4.04  Sale of Collateral to Investors.........................................................18
  4.05  Method and Place of Payment.............................................................19
  4.06  Net Payments............................................................................19

Section 5.  Conditions Precedent................................................................19
  5.01  Execution of Agreement; Note............................................................19
  5.02  No Default; Representations and Warranties..............................................19
  5.03  Request for Advance.....................................................................20
  5.04  Opinion of Counsel......................................................................20
  5.05  Diligence...............................................................................20
  5.06  Corporate Documents; Proceedings........................................................20
  5.07  Financial Statements....................................................................20
  5.08  Mandatory Prepayment....................................................................21
  5.09  Warehouse Security Agreement............................................................21
  5.10  No Adverse Change.......................................................................21
  5.11  Insurance...............................................................................21
  5.12  [Intentionally Omitted].................................................................21
  5.13  Delivery of the Collateral..............................................................21
  5.14  Fees....................................................................................22
  5.15  No Litigation...........................................................................22

Section 6.  Representations, Warranties and Agreements..........................................22
  6.01  Corporate Status........................................................................22

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

  6.02  Corporate Power and Authority...........................................................22
  6.03  No Violation............................................................................23
  6.04  Governmental Approvals..................................................................23
  6.05  Financial Statements; Financial Condition; Undisclosed Liabilities; etc.................23
  6.06  Litigation..............................................................................23
  6.07  True and Complete Disclosure............................................................23
  6.08  Use of Proceeds; Margin Regulations.....................................................24
  6.09  Tax Returns and Payments................................................................24
  6.10  Compliance with ERISA...................................................................24
  6.11  Capitalization..........................................................................24
  6.12  Subsidiaries............................................................................25
  6.13  Compliance with Statutes, etc...........................................................25
  6.14  Investment Company Act..................................................................25
  6.15  No Burdensome Agreement.................................................................25
  6.16  [Intentionally Omitted].................................................................25
  6.17  Security Interests......................................................................25
  6.18  Registration............................................................................25
  6.19  Representations Relating to the Mortgage Loans..........................................26
  6.20  Insurance...............................................................................27
  6.21  Title to Property.......................................................................27

Section 7.  Affirmative Covenants...............................................................27
  7.01  Information Covenants...................................................................27
  7.02  Books, Records and Inspections..........................................................30
  7.03  Maintenance of Property, Insurance......................................................30
  7.04  Corporate Franchises....................................................................31
  7.05  Compliance with Statutes, etc...........................................................31
  7.06  ERISA...................................................................................31
  7.07  Performance of Obligations..............................................................32
  7.08  Mortgage Loans..........................................................................32
  7.09  Payment of Taxes........................................................................32
  7.10  Corporate Separateness..................................................................32
  7.11  Collateral..............................................................................33
  7.12  Portfolio Hedging Arrangements..........................................................33

Section 8.  Negative Covenants..................................................................33
  8.01  Liens...................................................................................33
  8.02  Consolidation, Merger, Sale of Assets, etc..............................................33
  8.03  Dividends...............................................................................34
  8.04  [Intentionally Omitted].................................................................34
  8.05  [Intentionally Omitted].................................................................34
  8.06  Transactions with Affiliates............................................................34
  8.07  Capital Expenditures....................................................................35
  8.08  Maximum Consolidated Leverage Ratio.....................................................35
  8.09  Minimum Consolidated Tangible Net Worth.................................................35
  8.10  Minimum Servicing Portfolio.............................................................35

                                       ii



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


  8.11  Modifications of Certificate of Incorporation, By-Laws, Certain Other Agreements and
        Collateral..............................................................................35
  8.12  Limitation on Restrictions on Subsidiary Dividends and Other Distributions..............35
  8.13  Limitation on Issuances of Capital Stock by Subsidiaries................................36
  8.14  [Intentionally Omitted].................................................................36
  8.15  Portfolio Aging.........................................................................36

Section 9.  Events of Default...................................................................36
  9.01  Payments................................................................................36
  9.02  Representations, etc....................................................................36
  9.03  Covenants...............................................................................36
  9.04  Default Under Other Agreements..........................................................36
  9.05  [Intentionally Omitted].................................................................37
  9.06  Bankruptcy, etc.........................................................................37
  9.07  ERISA...................................................................................37
  9.08  Warehouse Security Agreement............................................................37
  9.09  [Intentionally Omitted].................................................................37
  9.10  [Intentionally Omitted].................................................................37
  9.11  Judgments...............................................................................37
  9.12  [Intentionally Omitted].................................................................37
  9.13  Default Not a Condition of a 120-Day Demand.............................................38

Section 10.  Miscellaneous......................................................................38
  10.01  Payment of Expenses; Indemnity.........................................................38
  10.02  Notices................................................................................39
  10.03  Benefit of Agreement...................................................................40
  10.04  No Waiver; Remedies Cumulative.........................................................40
  10.05  Calculations; Computations.............................................................40
  10.06  Governing Law; Submission to Jurisdiction; Venue.......................................40
  10.07  No Proceedings.........................................................................41
  10.08  Participation and Syndication..........................................................41
  10.09  Obligation to Make Payments in Dollars.................................................41
  10.10  Counterparts...........................................................................41
  10.11  Effectiveness..........................................................................41
  10.12  Headings Descriptive...................................................................42
  10.13  Amendment or Waiver....................................................................42
  10.14  Survival...............................................................................42
  10.15  Waiver of Jury Trial...................................................................42

SCHEDULES

 SCHEDULE 6.12             - List of Subsidiaries
 SCHEDULE 7.01(s)          - Credit Package Documents (List of
                           Documents to be Delivered With Respect
                           to a Pledged Mortgage Loan)

SCHEDULE 8.06              -List of Affiliated Appraisers or Title Agents


                                      iii




EXHIBITS

EXHIBIT A-1                 -Form of Pledge of Collateral
EXHIBIT A-2                 -Form of Request for Advance
EXHIBIT B-1                 -Form of Wet Advance Disbursement Instruction
EXHIBIT B-2                 -Form of Borrower's Wet Advance Disbursement
                             Instruction
EXHIBIT C                   -Form of Borrowing Base Certificate
EXHIBIT D                   -Form of Note
EXHIBIT E                   -Form of Opinion of Special Counsel for the
                             Borrowers
EXHIBIT F-1                 -Form of Officers' Certificate for IMC Mortgage
                             Company
EXHIBIT F-2                 -Form of General Partner's Certificate for
                             Industry Mortgage Company, L.P.
EXHIBIT G                   -Form of Warehouse Security Agreement


        WAREHOUSE CREDIT AGREEMENT, dated as of January 30, 1997, among IMC MORTGAGE COMPANY, a Florida corporation ("IMC Company"), INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership ("IMC Partnership") (IMC Company and IMC Partnership each being referred to individually as a "Borrower" or the "Borrower" and collectively as the "Borrowers"), and GE CAPITAL MORTGAGE SERVICES, INC., a New Jersey corporation (the "Lender").

                              W I T N E S S E T H :

        WHEREAS, the Borrowers originate and acquire Mortgage Loans;

        WHEREAS, the Borrowers have jointly and severally requested the Lender to provide financing for the Borrowers' mortgage lending business; and

        WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to make available to the Borrowers the credit facilities provided for herein;

        NOW, THEREFORE, IT IS AGREED:

        1.  Definitions  and Principles of Construction.

        1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "Advance" shall have the meaning provided in Section 2.01.

        "Advance Account" shall mean the depository account of the Borrowers designated by the Borrowers by written notice to the Lender.

        "Affiliate" shall mean, as to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 8.06, an Affiliate of a Borrower shall include any Person that directly or indirectly owns more than 5% of the Borrower and any officer or director of the Borrower or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

        "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto.

        "Borrower's Wet Advance Disbursement Instruction" shall have the meaning provided in Section 2.05.

        "Borrowing Base" shall mean, as of any date, an amount that is the sum of the following, with respect to all Eligible Mortgage Loans and Liquid Assets pledged to the Lender as of such date: (1) the sum for all Conforming Loans that are Committed Mortgage Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (2) the sum for all Jumbo Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (3) the sum for all Mortgage Loans that are FHA Loans, VA Loans or State Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 98% of the Market Value of such Mortgage Loan, (4) the sum for all Credit A- Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and
(y) 99% of the Market Value of such Mortgage Loan, (5) the sum for all Credit B Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (6)
the sum for all Credit C Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 98% of the Market Value of such Mortgage Loan, (7) the sum for all Credit D Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 97% of the Market Value of such Mortgage Loan and (8) an amount equal to the aggregate principal amount of the Liquid Assets.

        "Borrowing Base Certificate" shall have the meaning provided in Section 2.03.

        "Business Day" shall mean any day except Saturday, Sunday and any day which shall be in New York, New York, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

        "Cash Equivalents" means (i) securities with maturities of sixty days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (ii) certificates of deposit, eurodollar time deposits, overnight bank deposits, bankers' acceptances and repurchase agreements of any commercial bank whose short-term obligations are rated "A-1" by S&P and, if rated by Moody's, "P-1" by Moody's and, if rated by Fitch, "F-1" by Fitch, having maturities of sixty days or less from the date of acquisition, (iii) commercial paper having maturities of sixty days or less from the date of acquisition, rated at least "A-1" by S&P or "P-1" by Moody's and, if rated by Fitch, "F-1" by Fitch, (iv) money market funds rated at least "AAAm" or "AAA-G" by S&P or "P-1" by Moody's and, if rated by Fitch, "AAA" by Fitch and
(v) repurchase agreements with counterparties whose short-term obligations are rated at least "A-1" by S&P or "P-1" by Moody's and, if rated by Fitch, "F-1" with a term of sixty days or less.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Collateral" shall mean all "Collateral" as defined in the Warehouse Security Agreement.

        "Collateral Documents" shall mean, as to a Mortgage Loan which has been or is to be pledged to the Lender as Collateral, the following documents and instruments:

        (i) The original Mortgage Note executed with respect to such Mortgage Loan by a third party in favor of a Borrower (or properly endorsed to a Borrower if purchased or acquired by such Borrower) and endorsed in blank by such Borrower;

        (ii) The original recorded Mortgage securing such Mortgage Note or a copy of the original Mortgage securing such Mortgage Note, certified by the Borrower or a title company or escrow company reasonably satisfactory to the Lender to be a true copy of the original instrument submitted for recording;

        (iii) If the Mortgage Note was purchased by the Borrower, an original properly recorded assignment of the related Mortgage to the Borrower or a copy of such assignment certified by the Borrower or a title or escrow company reasonably satisfactory to the Lender to be a true copy of the original instrument submitted for recording and a certified copy of each intervening assignment of such Mortgage, if any;

        (iv) An assignment of the Mortgage by the Borrower to the Lender fully completed and in recordable form. If appropriate filing and recording information regarding the Mortgage has not been inserted into the assignment, the Borrowers hereby authorize the Lender to insert such information, when available. Such assignment shall not be filed for recordation unless the Lender shall in good faith deem such action necessary to further secure any Advances, in which case the Lender may file of record any or all such assignments. The Borrowers shall immediately reimburse the Lender for any and all reasonable costs and expenses incurred by the Lender in connection with such recordation;

        (v) Such other documents as the Lender may reasonably require from time to time.

        "Collateral Value" shall mean, at any time, with respect to a Mortgage Loan, the amount resulting from that part of the calculation of the Borrowing Base at such time that relates to such Mortgage Loan.

        "Combined Loan-to-Value Ratio" shall mean, as to any Mortgage Loan, the ratio expressed as a percentage that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of any related first priority mortgage bears to the appraised value of the related mortgaged property at the time such Mortgage Loan was originated.

        "Commercial Paper" shall mean the short-term promissory notes of General Electric Capital Corporation.

        "Commercial Paper Rate" shall mean, with respect to any calendar month, a rate per annum determined by annualizing the aggregate interest expense of General Electric Capital Corporation

(determined on an accrual basis) for such calendar month in respect of Commercial Paper outstanding during such calendar month.

        "Commitment" shall mean, the obligation of the Lender to make Advances in an aggregate principal amount outstanding at any time not to exceed $15,000,000.

        "Committed Mortgage Loans" shall mean all Mortgage Loans pledged to the Lender pursuant to the terms of this Agreement and of the Warehouse Security Agreement (i) which satisfy all of the requirements of any Purchase Commitment or are covered by a Hedging Contract, (ii) which could be delivered under such Purchase Commitment, and (iii) which, in respect of all Mortgage Loans of a particular type and yield, do not in the aggregate have a principal amount in excess of the sum of (A) the aggregate then remaining amount of all Purchase Commitments the requirements of which are satisfied by Mortgage Loans of such type and yield owned by the Borrowers plus (B) the aggregate amount of all Hedging Contracts that cover Mortgage Loans of such type and yield owned by the Borrowers.

        "Conforming Loan" shall mean a Mortgage Loan (other than a VA Loan, an FHA Loan or a State Loan) that is underwritten in conformity with FHLMC or FNMA underwriting standards and is otherwise eligible for purchase by FNMA or FHLMC.

        "Consolidated Leverage Ratio" shall mean, as to any Person, the ratio of the Consolidated Liabilities of such Person to the Consolidated Tangible Net Worth of such Person.

        "Consolidated Liabilities" shall mean, as to any Person, the liabilities of such Person and its Subsidiaries determined on a consolidated basis and in accordance with generally accepted accounting principles in the United States, applied on a consistent basis, and shall include in any event the Contingent Obligations of such Person and its Subsidiaries.

        "Consolidated Net Worth" shall mean, as to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis after appropriate deduction for any minority interests in Subsidiaries and in accordance with generally accepted accounting principles in the United States, applied on a consistent basis.

        "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are or are required to be consolidated with such Person for financial reporting purposes in accordance with generally accepted accounting principles in the United States.

        "Consolidated Tangible Net Worth" shall mean, as to any Person, (x) the sum of, without duplication, the Consolidated Net Worth of such Person and its Subsidiaries, as determined on a consolidated basis in accordance with generally accepted accounting principles in the United States plus the principal amount of any Indebtedness that is subordinated to the payment of the Obligations on such terms as are acceptable to the Lender and that does not permit or require any principal payment in respect thereof prior to the Expiry Date in effect from time to time, less (y) the sum of (i) the amount of all intangible items, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names and write-ups of assets, (ii) all receivables from any officer, director or Affiliate of a Borrower, (iii) all unpaid stock subscriptions and (iv) the Contingent Obligations of such Person as determined by the Lender.

        "Contingent Obligation" shall mean, as to any Person, any obligation of such Person arising from an existing condition or situation that involves uncertainty as to outcome and that will be resolved by the occurrence or nonoccurrence of some future event, including but not limited to any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

       "Credit A- Loan" shall mean a Mortgage Loan underwritten in accordance with the Borrowers' standards for a credit A- loan as approved by the Lender from time to time.

       "Credit B Loan" shall mean a Mortgage Loan underwritten in accordance with the Borrowers' standards for a credit B loan as approved by the Lender from time to time.

       "Credit C Loan" shall mean a Mortgage Loan underwritten in accordance with the Borrowers' standards for a credit C loan as approved by the Lender from time to time.

       "Credit D Loan" shall mean a Mortgage Loan underwritten in accordance with the Borrowers' standards for a credit D loan as approved by the Lender from time to time.

        "Credit  Documents"   shall  mean  this  Agreement,  the  Note  and  the
Warehouse  Security Agreement.

        "Credit Package Documents" shall have the meaning provided in Section 7.01(s).

        "Custodian" shall mean, with respect to any Investor, any financial institution selected by such Investor to act as a custodian for Mortgage Loans acquired or to be acquired by such Investor; provided that such financial institution has been approved by the Lender and meets all applicable Investor or other requirements to act as such custodian.

        "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

        "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

        "Effective Date" shall have the meaning provided in Section 10.11.

        "Eligible Mortgage Loan" shall mean at the time of the determination thereof a Mortgage Loan, which at such time (i) is pledged as Collateral pursuant to the terms of this Agreement and of the Warehouse Security Agreement;
(ii) is (x) subject to a Purchase Commitment, (y) covered by a Hedging Contract, or (z) underwritten in accordance with standards approved by the Lender so that such Mortgage Loan is readily salable to an Investor or is eligible for securitization, (iii) is, without duplication, a First Mortgage Loan or a Second Mortgage Loan; (iv) no payment due thereunder is or has been delinquent; (v) no deficiencies exist in respect of the documentation therefor; (vi) is, without duplication, a Conforming Loan, a Jumbo Loan, an FHA Loan, a VA Loan, a State Loan, a Credit A- Loan, a Credit B Loan, a Credit C Loan or a Credit D Loan;
(vii) in the case of a Mortgage Loan that is not subject to a Wet Advance, has an Origination Date that is less than 20 calendar days prior to such time;
(viii) in the case of a Mortgage Loan that is subject to a Wet Advance, has an Origination Date that is not more than seven days prior to such time and (ix) has a Combined Loan-to-Value Ratio of 100% or less, excluding in all such cases, however, (1) any Mortgage Loan in respect of which a title insurance policy or appraisal has been underwritten or issued by any entity controlled by a mortgagor or a real estate broker involved in the transaction resulting in the creation of such Mortgage Loan and (2) any Mortgage Loan about which any of the representations, warranties and agreements contained in Section 6.19 is not true and correct; provided that the interest rate on such Mortgage Loan was, as of the date on which such interest rate was set or established, at least equal to the then current market rate of interest for mortgage loans of the same type as determined by the Lender.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) which together with a Borrower or any of its Subsidiaries would be a member of the same "controlled group" within the meaning of Section 414(b), (m),
(c) and (o) of the Code.

        "Event of Default" shall have the meaning provided in Section 9.

        "Expiry Date" shall mean the earlier of (i) January 31, 1998 as such date may be extended upon mutual agreement among the Borrowers and the Lender from time to time and (ii) the date that is 120 days after the date on which the Lender shall have given the Borrowers the notice referred to in Section 9.13 hereof.

        "Fees" shall mean all fees and expenses required to be paid by the Borrowers pursuant to Section 3.01.

        "FHA"   shall mean the Federal Housing  Administration  or any successor thereto.

        "FHA Loan" shall mean a Mortgage Loan which (i) is eligible for insurance by FHA and (ii) is so insured or is subject to a current binding and enforceable commitment for such insurance pursuant to the provisions of the National Housing Act, as now in effect and as may be hereafter amended from time to time, and is otherwise eligible for inclusion in a GNMA mortgage-backed security pool.

        "FHLMC" shall mean the Federal Home Loan Mortgage Corporation or any successor thereto.

        "First Mortgage Loan" shall mean a Mortgage Loan that is underwritten in conformity with underwriting standards approved by the applicable Investor and is secured by a first priority Mortgage.

        "Fitch" shall mean Fitch Investors Service, L.P.

        "FNMA" shall mean the Federal National Mortgage Association or any successor thereto.

        "GNMA" shall mean the Government National Mortgage Association, or any successor thereto.

        "Hedging Contract" shall mean a written contractual arrangement designed to provide protection against fluctuations in interest rates with respect to Mortgage Loans and commitments made to prospective Mortgage Loan obligors to extend Mortgage Loans at specified rates of interest, in each case in accordance with guidelines reasonably acceptable to the Lender.

        "HUD" shall mean the Department of Housing and Urban Development or any successor thereto.

        "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required in accordance with generally accepted accounting principles to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

        "Initial Borrowing Date" shall mean the date on which the initial incurrence of Advances occurs.

        "Insolvency Event" shall mean, with respect to any Person, the occurrence of any of the following events: (i) such Person shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian, conservator or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or such Person, or a substantial part of its property, assets or business, shall be subject to,

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


consent to or acquiesce in the appointment of a receiver, trustee, custodian, conservator or liquidator for itself or a substantial portion of its property, assets or business; (ii) corporate or partnership action shall be taken by such Person for the purpose of effectuating any of the foregoing; (iii) an order for relief shall be entered in a case under the Bankruptcy Code in which such Person is a debtor; or (iv) involuntary proceedings or an involuntary petition shall be commenced or filed against such Person under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of such Person or the appointment of a receiver, trustee, custodian, conservator or liquidator for such Person or of a substantial part of the property, assets or business of such Person, or any writ, order, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of such Person, and such proceeding or petition shall not be dismissed, or such execution or similar process shall not be released, vacated or fully bonded, within sixty (60) days after commencement, filing or levy, as the case may be.

        "Investor" shall mean FHLMC, FNMA, GNMA or any financial institution, broker, dealer, institutional investor or state agency or instrumentality approved by the Lender.

        "Jumbo Loan" shall mean a Mortgage Loan (other than a FHA Loan, a VA Loan, or a State Loan) that is underwritten in accordance with standards approved by the Lender that are generally comparable to the standards established by FNMA or FHLMC in all respects other than the original principal amount of the Mortgage Loan and that were established by an Investor (other than FHLMC, FNMA or GNMA).

        "Lender" shall have the meaning provided in the first paragraph of this Agreement.

        "Lien"  shall  mean any  mortgage,  pledge,  hypothecation,  assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

        "Liquid Assets" shall mean (i) certificates of deposit of any commercial bank whose short-term obligations are rated "A-1+" by S&P, and, if rated by Moody's, "P-1" by Moody's and, if rated by Fitch, "F-1+" by Fitch having maturities of 60 days or less from the date of acquisition and (ii) securities issued or fully guaranteed or insured by the United States Government or any agency thereof having maturities of 60 days or less from the date of acquisition.

        "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

        "Market Value" shall mean as of any date at which the amount thereof is to be determined, as to any Mortgage Loan an amount equal to the lower of (A) an amount equal to (1) with respect to a Mortgage Loan that was funded directly by a Borrower to the obligor thereunder, the outstanding principal amount of such Mortgage Loan or (2) with respect to a Mortgage Loan that was purchased

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


by a Borrower, the lesser of (x) the purchase price paid by the Borrower therefor (exclusive of any accrued interest or servicing release premium included in such purchase price) and (y) 103% of the outstanding principal amount of such Mortgage Loan, as applicable, (B) the amount determined by the Lender, in its sole discretion, as the price (exclusive of any accrued interest that would be included in such price) at which such Mortgage Loan could on the date of such determination be sold in the secondary market to a bona fide investor in an arm's-length transaction and (C) the price at which an Investor has committed to purchase such Mortgage Loan.

        "Master Commitment" shall mean a written master commitment or any other written commitment, on general terms and conditions approved by the Lender, from an Investor to purchase from a Borrower from time to time up to a specified dollar amount of Mortgage Loans without specification of the yield or purchase price of each such Mortgage Loan.

        "Material  Adverse  Change" shall mean (i) a material  adverse effect on
(a) the business, assets, operations, financial or other condition of Borrowers (on a consolidated basis) or Borrowers and their Subsidiaries considered as a whole, (b) the Borrowers' ability to pay or perform the Obligations in accordance with the terms herein, (c) the Collateral or Lender's liens on the Collateral or the priority of any such lien, (d) Lender's rights and remedies under this Agreement or any Credit Documents; or (ii) the incurrence by the Borrowers of any liability, contingent or liquidated, which has an actual or estimated incurrence of exposure or loss, to Borrowers greater than $5,000,000.

        "Moody's" shall mean Moody's Investors Service, Inc.

        "Mortgage" shall mean a first or second mortgage, first or second deed of trust, first or second deed to secure debt or other first or second security device which is customary and serves the same function as a mortgage under the law and practice in the jurisdiction in which the premises subject to the mortgage are located. For all Mortgage Loans secured by premises located in states in which it is customary to use deeds of trust or security deeds as the security device, a deed of trust or security deed, as the case may be, shall be used as the security device. Mortgages shall be on forms acceptable to the applicable Investor.

        "Mortgage Bankers' Reporting Form" shall mean Mortgage Bankers' Financial Reporting Form Statement of Condition (designated as FHLMC Form 1055 and FNMA Form 1002, respectively, and any successor thereto or replacement thereof).

        "Mortgage Loan" shall mean a loan evidenced by a Mortgage Note and secured by a Mortgage encumbering a completed one to four family residential property (including, without limitation, condominium units and excluding cooperative ownership interests).

        "Mortgage Loan Aging Percentage" shall mean, as of any date, with respect to any Eligible Mortgage Loan, (i) 100% if such Mortgage Loan has a Pledge Date that is less than 90 days prior to such date, (ii) 50% if such Mortgage Loan has a Pledge Date that is less than 120 days and more than 89 days prior to such date and (iii) 0% if such Mortgage Loan has a Pledge Date that is 120 or more days prior to such date.

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



        "Mortgage Note" shall mean a promissory note executed by a competent party which is secured by a Mortgage.

        "Net Worth" shall mean, as to any Person, the sum of (i) its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with generally accepted accounting principles in the United States, constitutes stockholder equity less (ii) any treasury stock, any unpaid stock subscriptions and any subordinated or other loans from stockholders, in each case to the extent included in clause (i).

        "Note" shall have the meaning provided in Section 2.06.

        "Obligations" shall mean all amounts owing to the Lender pursuant to the terms of this Agreement and any other Credit Document.

        "Office" shall mean the office of the Lender located at Three Executive Campus, Cherry Hill, New Jersey 08002 or such other address as the Lender may specify from time to time in a written notice to the Borrowers.

        "Operating Account" shall mean the operating account number 8900026723 maintained by the Lender at Bank of New York or such other account as the Lender may specify from time to time in a written notice to the Borrowers.

        "Origination Date" shall mean, with respect to any Mortgage Loan, the date such Mortgage Loan was funded to the obligor thereon.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

        "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

        "Plan" shall mean any multiemployer plan or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by (or to which there is an obligation to contribute of), a Borrower or by a Subsidiary of a Borrower or an ERISA Affiliate.

        "Pledge Date" shall mean, with respect to any Mortgage Loan, the date on which such Mortgage Loan was pledged to the Lender in accordance with the requirements of Section 2.03 hereof.

        "Purchase Commitment" shall mean a current binding and enforceable written commitment (or contract for purchase) from an Investor to purchase from a Borrower Mortgage Loans of a particular

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


type and yield owned by the Borrower at a committed price, which commitment shall at all times be subject to approval by the Lender as to terms and conditions.

        "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

        "Request for Advance" shall have the meaning provided in Section 2.04.

        "S&P" shall mean Standard & Poor's Corporation.

        "Second Mortgage Loan" shall mean a Mortgage Loan that is underwritten in conformity with underwriting standards approved by the applicable Investor, has a maturity of not more than 30 years, and is secured by a second priority Mortgage.

        "Servicing Portfolio" shall mean, as to any Person, all Mortgage Loans the servicing or subservicing rights for which are owned by such Person and with respect to which such Person functions as the servicing institution.

        "State Loan" shall mean a Mortgage Loan that is (i) underwritten in conformity with underwriting standards that are established by a state agency or instrumentality and approved by the Lender and (ii) subject to a Purchase Commitment from such state agency or instrumentality.

        "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation
(irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has (A) more than a 50% equity interest at the time or (B) an interest satisfying the provisions of clause (i) hereof in any general partner of any limited partnership or joint venture.

        "Taxes" shall mean all present and future income, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of an Advance and/or the recording, registration, notarization or other formalization of an Advance or the execution and delivery or otherwise with respect to the Agreement or the other Credit Documents and/or any payments of principal, interest or other amounts made on or in respect of an Advance; provided that Taxes shall not include taxes imposed on or measured by the overall net income or receipts of the Lender by the United States of America or any political subdivision or taxing authority thereof or therein.

        "UCC" shall mean the Uniform Commercial Code as from time to time in effect in New Jersey or any other relevant jurisdiction, as applicable.

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


        "Unfunded Current Liability" of any Plan means the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

        "United States" and "U.S." shall each mean the United States of America.

        "VA"   shall mean the Veterans Administration or any successor thereto.

        "VA Loan" shall mean a Mortgage Loan which is eligible for guarantee by VA and is either so guaranteed or is subject to a current binding and enforceable commitment for such guarantee pursuant to the provisions of the Servicemen's Readjustment Act, as now in effect and as may be hereafter amended from time to time, and is otherwise eligible for inclusion in a GNMA mortgage-backed security pool.

        "Warehouse  Security  Agreement"  shall  have the  meaning  provided  in
Section 5.09.

        "Wet Advance" shall mean an Advance made by the Lender against the pledge of Eligible Mortgage Loans with respect to which the Borrower has delivered to the Lender a Request for Advance in accordance with Section 2.04 in lieu of the delivery of the Collateral Documents related thereto; provided, however, that from and after the date on which the Collateral Documents with respect to any such Mortgage Loan are received by the Lender, such Advance shall cease to be a Wet Advance.

        "Wet Advance Disbursement Instruction" shall have the meaning provided in Section 2.05.

        "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

        1.02 Principles of Construction. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

        (b) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in conformity with those used in the preparation of the financial statements referred to in Section 6.05(a).


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

        (c) With respect to a Mortgage Loan or any other Collateral to be pledged to the Lender or an Advance to be made by the Lender, the phrase "the Borrower" shall, unless otherwise specified, refer to the particular Borrower that is pledging the Collateral to the Lender or the particular Borrower to which the Advance is to be made.

        Section 2.  Amount and Terms of Credit.

        2.01 Commitment. Subject to and upon the terms and conditions set forth herein, the Lender agrees, at any time and from time to time prior to the Expiry Date (or such earlier date as the Commitment shall have been terminated pursuant to the terms hereof), to make an advance or advances (each an "Advance" and, collectively, the "Advances") to the Borrowers, which Advance: (i) shall be made at any time and from time to time in accordance with the terms hereof on and after the Effective Date and prior to the Expiry Date; (ii) shall bear interest as provided in Section 2.07; (iii) may be prepaid and reborrowed in accordance with the provisions hereof; and (iv) shall be made against the pledge by the Borrowers of Eligible Mortgage Loans or Liquid Assets as Collateral for such Advance as provided herein and in the Warehouse Security Agreement; provided, however, that (1) the aggregate principal amount of Advances outstanding at any time shall not exceed the lesser of (x) the Commitment and (y) the Borrowing Base, at such time, (2) the aggregate principal amount of Advances outstanding at any time secured by Credit A- Loans shall not exceed 100% of the Commitment,
(3) the aggregate principal amount of Advances outstanding at any time secured by Credit B Loans shall not exceed 100% of the Commitment, (4) the aggregate principal amount of Advances outstanding at any time secured by Credit C Loans shall not exceed 75% of the Commitment, (5) the aggregate principal amount of Advances outstanding at any time secured by Credit D Loans shall not exceed 10% of the Commitment, (6) the aggregate principal amount of Wet Advances outstanding at any time shall not exceed 30% of the Commitment, (7) the aggregate principal amount of Advances outstanding at any time secured by Jumbo Loans shall not exceed 75% of the Commitment and (8) no Borrower shall have outstanding aggregate Advances at any time in an amount greater than the aggregate Collateral Value of all Mortgage Loans pledged by such Borrower to the Lender pursuant to the provisions of this Agreement and the Warehouse Security Agreement.

        2.02 Minimum Borrowing Amount. The principal amount of each Advance shall not be less than $10,000 and, if greater, shall be in an integral multiple of $1,000.

        2.03 Pledge of Collateral. Whenever a Borrower desires to pledge a Mortgage Loan to the Lender, it shall deliver to the Lender at its office a pledge of Collateral substantially in the form of Exhibit A-1 (the "Pledge of Collateral"). Each Pledge of Collateral: (i) shall be appropriately completed by an authorized employee of the Borrower to describe the Collateral to be pledged; and (ii) shall have attached thereto each of the Collateral Documents required in the Pledge of Collateral, including, without limitation, in the case of a Mortgage Loan with respect to which a Wet Advance is being requested in accordance with Section 2.04, an assignment by the Borrower to the Lender of the related Mortgage fully completed and in recordable form and, if requested by the Lender, a Borrowing Base certificate substantially in the form of Exhibit C (a "Borrowing Base Certificate").

        2.04 Request for Advance. Whenever a Borrower desires to incur an Advance hereunder, it shall deliver to the Lender at its Office a request for Advance substantially in the form of Exhibit A-2

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

(the "Request for Advance") not later than 12:30 p.m. (New York City time) on the Business Day prior to the proposed date of such Advance. Each Request for
Advance: (i) shall be appropriately completed to specify the aggregate principal amount of the Advance or Wet Advance to be made and the proposed date of such Advance (which shall be a Business Day); and (ii) shall, in the case of a Wet Advance, include instructions with respect to the disbursement of such Wet Advance.

        2.05 Disbursement of Funds. (a) No later than 3:00 P.M. (New York City time) on the date specified in the Request for Advance with respect to any Advance other than a Wet Advance, the Lender shall make available to the Borrowers the amount of such Advance requested to be made on such date in Dollars by wire transfer of funds to the Borrowers' Advance Account. The Lender shall disburse the amount of each Wet Advance directly to the appropriate title company, escrow agent or closing agent by cashier's check or wire transfer in accordance with the instructions set forth in the related Request for Advance, the Lender's customary practice and the requirements of applicable law.

        (b) In the event that a Wet Advance is disbursed by cashier's check, the Lender shall disburse the amount of such Wet Advance under cover of an instruction letter substantially in the form of Exhibit B-1 (a "Wet Advance Disbursement Instruction"). In the event that a Wet Advance is to be disbursed by wire transfer, the Borrower shall deliver to the appropriate title company, escrow agent or closing agent an instruction letter substantially in the form of Exhibit B-2 (a "Borrower's Wet Advance Disbursement Instruction"). Upon the request of the Lender, the Borrowers shall deliver to the Lender a copy of any Borrower's Wet Advance Disbursement Instruction delivered by the Borrowers.

        2.06 Note. The Borrowers' obligation to pay the principal of, and interest on, all Advances made to either of them by the Lender shall be evidenced by a promissory note substantially in the form of Exhibit D (the "Note"). The Note shall (i) be executed by the Borrowers and shall be a joint and several obligation of the Borrowers, (ii) be payable to the order of the Lender and be dated on or prior to the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Commitment and be payable in the aggregate principal amount of the Advances evidenced thereby, (iv) mature, with respect to each Advance evidenced thereby, on the Expiry Date, (v) bear interest as provided in Section 2.07, (vi) be subject to mandatory prepayment as provided in
Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents. The Lender will note on its internal records the amount of each Advance made by it and each payment in respect thereof and will prior to any transfer of the Note endorse on the reverse side thereof the outstanding principal amount of Advances evidenced thereby. Failure to make any such notation shall not affect the Borrowers' obligations in respect of such Advances.

        2.07 Interest. (a) The Borrowers agree to pay interest in respect of the outstanding principal amount of the Advances from the date the proceeds thereof are made available to the Borrowers until the maturity thereof (whether by acceleration or otherwise) at a rate per annum equal to 2.125% in excess of the Commercial Paper Rate in effect from time to time.

        (b) Overdue principal and, to the extent permitted by law, overdue interest, and any other overdue amount payable by the Borrowers hereunder, shall bear interest at a rate per annum equal to 4% per annum in excess of the rate specified in clause (a) above in effect from time to time; provided,

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


however, that no Advance shall bear interest at a rate in excess of the maximum rate permitted by applicable law.

        (c) Accrued (and theretofore unpaid) interest shall be payable in respect of the Advances (i) monthly in arrears on the fifth Business Day of each calendar month with respect to interest accrued during the preceding calendar month, (ii) on any prepayment which reduces the outstanding Advances to zero,
(iii) at maturity (whether by acceleration, demand or otherwise) and (iv) after such maturity, on demand. The Lender shall provide the Borrowers with a notice setting forth the interest accrued with respect to each calendar month not later than the third Business Day following the end of such calendar month.

        (d) The Borrowers shall be jointly and severally liable for the Obligations.

        2.08 Increased Costs. If, due to either (a) the effectiveness or introduction of, or any change in, or any change in the interpretation of, any law or regulation by any court or administrative or governmental authority charged with administration thereof or (b) compliance after the date hereof with any guideline or request from any central bank or other governmental authority or official (whether or not having the force of law), there shall be an increase in the cost to the Lender of making, funding or maintaining any Advance or the Commitment hereunder or the Lender shall be required to make a payment calculated by reference to the principal of, or interest on, any Advance made by it or the Commitment (other than any such increased cost, reduction in the amount receivable, or payment required to be made resulting from the imposition or an increase in the rate of any Taxes), then the Borrowers shall, from time to time, upon demand by the Lender, pay additional amounts sufficient to compensate the Lender for any such increased cost. A certificate of an officer of the Lender as to the amount of such increased cost actually incurred by the Lender (and the calculation thereof) submitted to the Borrowers shall be conclusive and binding for all purposes, absent manifest error.

        Section 3.  Fees

        3.01 Fees. (a) The Borrowers shall pay the Lender an administration fee (the "Administration Fee") with respect to each calendar month during the term of this Agreement in an amount equal to the sum of $ 25.00 for each Mortgage Loan pledged as Collateral for the first time during such calendar month. The Administration Fee with respect to each calendar month will be due and payable on the fifth Business Day following the end of such calendar month. In addition, the Borrowers shall pay all administrative costs of the Lender in connection with the making of an Advance and the handling of Collateral, including but not limited to, the costs of overnight and express delivery, cashier's checks and wire transfers. Such payment shall be accomplished through direct cash payment, due and payable at the time the monthly Administration Fee is due and payable.

        (b) The Lender shall provide the Borrowers with a notice setting forth the Administration Fee accrued and the administrative costs incurred with respect to each calendar month not later than the third Business Day following the end of such calendar month.

        Section 4.  Prepayments; Payments.

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


        4.01 Voluntary Prepayments. The Borrowers shall have the right to prepay the Advances, without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) the Borrowers shall give the Lender at its Office notice of their intent to prepay not later than 2:00 p.m. (New York City time) at least one Business Day prior to the date of such prepayment, and (ii) the amount of such prepayment shall be at least $100,000 and, if greater, in an integral multiple of $1,000.

        4.02 Mandatory Prepayments. Except as set forth in Section 4.03(b), a prepayment of Advances shall be required, without notice or demand of any kind to the Borrowers, as follows:

        (a) if on any date the aggregate principal amount of Advances outstanding (after giving effect to all other repayments thereof on such date) exceeds the lesser of (x) the Commitment or (y) the Borrowing Base, as then in effect, the Borrowers shall immediately prepay the principal of Advances in an aggregate amount equal to such excess;

        (b) if on any date the aggregate principal amount outstanding of Advances secured by Mortgage Loans exceeds 100% of the Commitment, the Borrowers shall immediately prepay the principal of Advances secured by Mortgage Loans in an aggregate amount equal to such excess;

        (c) if on any date the aggregate principal amount outstanding of Advances secured by Credit A- Loans exceeds 100% of the Commitment, the Borrowers shall immediately prepay the principal of Advances secured by Credit A- Loans in an aggregate amount equal to such excess;

        (d) if on any date the aggregate principal amount outstanding of Advances secured by Credit B Loans exceeds 100% of the Commitment, the Borrowers shall immediately prepay the principal of advances secured by Credit B Loans in an aggregate amount equal to such excess;

        (e) if on any date the aggregate principal amount outstanding of Advances secured by Credit C Loans exceeds 75% of the Commitment, the Borrowers shall immediately prepay the principal of advances secured by Credit C Loans in an aggregate amount equal to such excess;

        (f) if on any date the aggregate principal amount outstanding of Advances secured by Credit D Loans exceeds 10% of the Commitment, the Borrowers shall immediately prepay the principal of advances secured by Credit D Loans in an aggregate amount equal to such excess;

        (g) if on any date the aggregate principal amount outstanding of Advances secured by Jumbo Loans exceeds 75% of the Commitment, the Borrowers shall immediately prepay the principal of Advances secured by Jumbo Loans in an aggregate amount equal to such excess;

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


        (h) if on any date the aggregate principal amount outstanding of Wet Advances exceeds 30% of the Commitment, the Borrowers shall immediately prepay the principal of Wet Advances in an aggregate amount equal to such excess;

        (i) if the Lender shall have notified the Borrowers or a Borrower otherwise becomes aware that any Mortgage Loan originally included as an Eligible Mortgage Loan no longer constitutes an Eligible Mortgage Loan pursuant to the terms and standards set forth herein and in the Warehouse Security Agreement, the Borrowers shall immediately prepay the principal of Advances in an aggregate amount equal to the Collateral Value of such Mortgage Loan;

        (j) if a Mortgage Loan in respect of which an Advance has been made hereunder is sold, the Borrowers shall on the date of settlement for such sale prepay the principal of Advances in an aggregate amount equal to the Collateral Value of such Mortgage Loan;

        (k) if 45 calendar days shall have elapsed from the date a Mortgage Loan is sent from the Lender to an Investor or the Custodian for an Investor as provided in Section 4.04 and in the Warehouse Security Agreement and such Mortgage Loan has neither been redelivered to the Lender nor purchased pursuant to the letter of transmittal delivered therewith, the form of which shall be that customarily used by the Lender, the Borrowers shall immediately prepay the principal of Advances in an aggregate amount equal to the Collateral Value of such Mortgage Loan;

        (l) if 10 calendar days shall have elapsed from the date on which a Borrower is requested by the Lender to obtain a corrected or completed copy of any document in connection with any Mortgage Loan and the same shall not have been delivered to the Lender with the appropriate completion or correction, the Borrowers shall immediately prepay the principal of Advances in an aggregate amount equal to the Collateral Value of such Mortgage Loan;

        (m)    [Intentionally omitted]

        (n) if (1) there shall be a default in the payment of principal or interest by the obligor under a Mortgage Loan in respect of which an Advance has been made hereunder and such default shall be continuing for 30 days or more, (2) an Insolvency Event shall occur in respect of an obligor on any Mortgage Loan in respect of which an Advance has been made hereunder or (3) foreclosure or similar proceedings shall be commenced in respect of the premises which secure any Mortgage Loan in respect of which an Advance has been made hereunder, the Borrowers shall immediately prepay the principal of Advances in an aggregate amount equal to the Collateral Value of such Mortgage Loan;

        (o)    [Intentionally omitted]

        (p) if the Mortgage Loan to be funded with the proceeds of any Wet Advance is not funded on the date of such Wet Advance, the Borrowers shall immediately prepay the full principal amount of such Wet Advance; and

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


        (q) if the Collateral Documents in respect of any Mortgage Loan securing a Wet Advance are not delivered to the Lender within seven days following the date on which such Wet Advance was made, the Borrowers shall immediately prepay the full principal amount of such Wet Advance.

        4.03 Release of Collateral; Substitution. (a) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, upon the Borrowers' request therefor accompanied by a prepayment by the Borrowers of Advances in an amount sufficient to cause the amount of Advances outstanding to be less than or equal to the Borrowing Base (calculated without reference to any Collateral which the Borrowers request be released from the Lien granted pursuant to the Warehouse Security Agreement) and a deposit by the Borrowers of such amount as the Lender shall designate as a reserve for application to any fees, accrued interest or breakage costs payable with respect to the calendar month in which such prepayment occurs, the Lender shall, within one Business Day after the later of the receipt of such request or such prepayment and deposit, release from the Lien granted pursuant to the Warehouse Security Agreement and deliver to the Borrowers in accordance with the terms of the Warehouse Security Agreement (i) the Collateral corresponding to such Mortgage Loan(s) and (ii) the Collateral Documents pertaining thereto.

        (b) So long as no Default or Event of Default has occurred and is continuing in lieu of any required pre-payment of principal pursuant to Section 4.02, the Borrowers may, subject to the terms and conditions hereof and the prior consent of the Lender, substitute and pledge additional Eligible Mortgage Loans having an aggregate Collateral Value in an amount such that immediately after giving effect to such substitution or addition, such prepayment is no longer required.

        4.04 Sale of Collateral to Investors. (a) The Lender shall arrange, in accordance with the provisions of the Warehouse Security Agreement, for the delivery of Mortgage Loans pledged to the Lender to an Investor (or such Investor's Custodian) pursuant to a Purchase Commitment for examination and purchase thereof by such Investor; provided, however, that prior thereto the Lender shall have received from the Borrowers one Business Days' prior written notice describing the Mortgage Loan(s) to be delivered and the shipping or wiring instructions therefor, such notice executed by an authorized employee of the Borrowers and identifying the Investor and the price which such Investor has agreed to pay for such Collateral.

        (b) The Borrowers shall make a deposit in immediately available funds into the Operating Account, by 4:00 p.m. on the Business Day on which the release of the Lender's security interest in such Mortgage Loan is scheduled to occur pursuant to the purchase by an Investor under a Purchase Commitment, in an amount equal to the amount by which the aggregate amount of advances outstanding exceeds the Borrowing Base (calculated without reference to such Mortgage Loan).

        (c) Each delivery of Collateral pursuant to this Section 4.04 shall be accompanied by a bailee letter in accordance with the requirements of the Warehouse Security Agreement. All payments in respect of such Collateral so purchased shall not be deemed received by the Lender until such funds constitute "immediately available" funds in the Operating Account. For purposes hereof, confirmation of receipt of wired funds shall constitute "immediately available" funds.

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


        (d) The Borrowers shall deliver to the Lender, on or prior to 10:30 a.m. on the Business Day following receipt by the Lender of payment from an Investor for Mortgage Loans purchased, written notice designating the Mortgage Loans to which such payment applies. An amount equal to the funds transferred to the Lender in respect of Mortgage Loans purchased by an Investor (whether such funds were transferred by the Borrowers pursuant to Section 4.04(b) or by the Investor pursuant to Section 4.04(c)), shall be applied by the Lender as a prepayment of Advances. So long as no Default or Event of Default has occurred and is continuing, any amounts received by the Lender from the sale of any Mortgage Loan that are in excess of the Collateral Value of such Mortgage Loan shall be paid to the Borrowers at the Advance Account, net of any amounts reserved by the Lender and retained in the Operating Account for application to any fees, accrued interest or breakage costs payable with respect to the calendar month in which such sale occurs.

        4.05 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement and the Note shall be made to the Lender not later than 2:00 p.m. (New York City time) on the date when due and shall be made in Dollars in immediately available funds for deposit to the Operating Account. Any payment received after 2:00 p.m. (New York City time) on any Business Day shall be treated as being received on the next succeeding Business Day. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest, fees and penalties shall be payable at the rate otherwise applicable. The Borrowers hereby authorize the Lender to deduct from each Advance to be made hereunder, all amounts due and owing to the Lender including interest, penalties, fees or mandatory prepayments.

        4.06 Net Payments. All payments made by the Borrowers hereunder will be made without setoff, counter-claim or other defense.

        Section 5. Conditions Precedent.

        The obligation of the Lender to make each Advance to the Borrowers hereunder is subject, at the time of the making of each such Advance (except as hereinafter indicated), to the satisfaction of the following conditions:

        5.01 Execution of Agreement; Note. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Lender the Note executed by the Borrowers in the amount, maturity and as otherwise provided herein.

        5.02 No Default; Representations and Warranties. At the time of the making of each Advance and also after giving effect thereto (i) there shall exist no Default or Event of Default, and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Advance.

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


        5.03 Request for Advance. Prior to the making of each Advance, the Lender shall have received a Request for Advance with respect thereto meeting the requirements of Section 2.04.

        5.04 Opinion of Counsel. On the Initial Borrowing Date, the Lender shall have received from outside counsel for the Borrowers (who shall be reasonably satisfactory to the Lender) an opinion addressed to the Lender and dated the Initial Borrowing Date covering the matters set forth in Exhibit E and such other matters incident to the transactions contemplated herein as the Lender may reasonably request.

        5.05 Diligence. On or prior to the Initial Borrowing Date, the Lender shall have satisfactorily completed its due diligence review of the Borrowers' operations, business, financial condition and underwriting and origination of Mortgage Loans.

        5.06 Corporate or Partnership Documents; Proceedings. (a) On the Initial Borrowing Date, the Lender shall have received a certificate of each Borrower, dated the Initial Borrowing Date, signed by the President or any Vice President of the Borrower or by the general partner of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower or by the Secretary or any Assistant Secretary of the general partner of the Borrower, substantially in the forms of Exhibit F-1 and Exhibit F-2 and with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws or Certificate of Limited Partnership and Agreement of Limited Partnership of each Borrower, the resolutions of the Borrowers referred to in such certificates and a good-standing certificate from the Secretary of State of the jurisdiction of incorporation or formation of each Borrower.

        (b) All corporate or partnership proceedings and all legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents and papers, including records of corporate or partnership proceedings and governmental approvals, if any, which the Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or partnership or governmental authorities.

        5.07 Financial Statements. On or prior to the Initial Borrowing Date, the Lender shall have received (i) the consolidated balance sheets of the Borrowers and their Consolidated Subsidiaries for each of the two fiscal years most recently ended and the related statements of income and retained earnings and statements of cash flows of the Borrowers and their Consolidated Subsidiaries for such two fiscal years, in each case certified by an independent certified public accountant of recognized national standing reasonably acceptable to the Lender and prepared in accordance with generally accepted accounting principles in the United States consistently applied, together with "management letters" prepared by such accountants for such period and (ii) copies of any uniform single audit reports in respect of the Borrowers, any audits or financial reports in respect of the Borrowers completed or requested by HUD, GNMA, FNMA, FHLMC or any other governmental agency or Investor and any Mortgage Bankers' Reporting Forms prepared by the Borrowers, in each case during the two years preceding the date hereof.

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


        5.08 Mandatory Prepayment. After giving effect to the proposed Advance, no prepayment would be required pursuant to Section 4.02.

        5.09 Warehouse Security Agreement. The Borrowers shall have duly authorized, executed and delivered a Warehouse Security Agreement substantially in the form of Exhibit G (as modified, supplemented or amended from time to time, the "Warehouse Security Agreement") covering all of the Borrowers' present and future Collateral, together with:

        (a) acknowledgment copies of proper financing statements (Form UCC-1) duly filed under the UCC of each jurisdiction as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Warehouse Security Agreement;

        (b) certified copies of "Requests for Information or Copies" (Form UCC-11), or equivalent reports, listing the financing statements referred to in clause (a) above and all other effective financing statements that name any Borrower as debtor and that are filed in the jurisdictions referred to in said clause (a), together with copies of such other financing statements (none of which shall cover the Collateral, except to the extent evidencing Liens permitted pursuant to
        Section 8.01);

        (c) evidence of the completion of all other recordings and filings of, or with respect to, the Warehouse Security Agreement as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Warehouse Security Agreement; and

        (d) evidence that all other actions necessary or, in the opinion of the Lender, desirable to perfect and protect the security interests created by the Warehouse Security Agreement have been taken.

        5.10 No Adverse Change. Since June 30, 1996, there shall have occurred no Material Adverse Change.

        5.11 Insurance. On or prior to the Initial Borrowing Date, the Lender shall have received from the Borrowers, a copy of a fidelity bond and policy of insurance containing errors and omissions coverage and such other insurance as the Lender shall reasonably require, each of which policies, where applicable, shall be in such form, with such companies and in such amounts as are in accordance with the Lender's requirements.

        5.12 [Intentionally Omitted]

        5.13 Delivery of the Collateral. Prior to the making of an Advance, the Lender shall have received (a) if such Advance is to be made in respect of Mortgage Loans and is not to be a Wet Advance, the Collateral Documents relating to the Mortgage Loans pledged to secure such Advance; or (b) if such Advance is to be a Wet Advance, a duly executed assignment by the Borrower to the Lender of the related Mortgage fully completed and in recordable form, a copy of the Purchase

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


Commitment or the Master Commitment, if applicable, and satisfactory confirmation that the Collateral Documents relating thereto are to be delivered to an escrow agent, closing agent or title company acceptable to the Lender with instructions that such Collateral Documents are to be delivered directly to the Lender.

        5.14 Fees. Prior to the making of an Advance, the Borrowers shall have paid all Fees then due and payable to the Lender.

        5.15 No Litigation. There shall be no judgment, order, injunction or other restraint which shall prohibit or impose, and no litigation pending or threatened against or affecting the Borrowers or any of their Subsidiaries which, in the opinion of the Lender, would prohibit or result in the imposition of materially adverse conditions upon, the financing contemplated hereby, or otherwise have a material adverse effect on the business, operations, properties or assets, or on the condition, financial or otherwise, of the Borrowers or any of their Subsidiaries.

               The acceptance of the benefits of each Advance shall constitute a representation and warranty by the Borrowers to the Lender that all the conditions specified in Sections 5.02, 5.08, 5.10 and 5.15 exist as of that time. All of the Note, certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Lender at the Office and shall be reasonably satisfactory in form and substance to the Lender.

        Section 6. Representations, Warranties and Agreements.

        In order to induce the Lender to enter into this Agreement and to make the Advances, each Borrower makes the following representations, warranties and agreements as of the Effective Date, all of which shall survive the execution and delivery of this Agreement and the Note and the making of the Advances (with the execution and delivery of this Agreement and the making of each Advance thereafter being deemed to constitute a representation and warranty that the matters as specified in this Section 6 are true and correct in all respects on and as of the date hereof and as of the date of such Advance, unless stated to relate to a specific earlier date):

        6.01  Corporate  and  Partnership  Status.  Each of the Borrower and its
Subsidiaries (i) is a duly organized and validly existing entity in good standing under the laws of the jurisdiction of its incorporation or formation,
(ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation or foreign limited partnership and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

        6.02 Corporate or Partnership Power and Authority. The Borrower has the corporate or partnership power to execute, deliver and perform the terms and provisions of each of the Credit Documents and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower has duly executed and delivered each of the Credit Documents, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

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


        6.03 No Violation. Neither the execution, delivery or performance by the Borrower of the Credit Documents, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than a Lien permitted pursuant to Section 8.01 upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or certificate of limited partnership or agreement of limited partnership) of the Borrower.

        6.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

        6.05 Financial Statements; Financial Condition; Undisclosed Liabilities; etc. (a) The consolidated balance sheet of the Borrowers and their Consolidated Subsidiaries and the related consolidated statements of income and retained earnings and statements of cash flows of the Borrowers and their Consolidated Subsidiaries furnished to the Lender in accordance with Section 5.07 hereof present fairly the consolidated financial condition of the Borrowers and their Consolidated Subsidiaries at the dates of such balance sheets and the consolidated results of the operations of the Borrowers and their Consolidated Subsidiaries for the fiscal periods covered by such statements of income and retained earnings and statements of cash flow. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices in the United States consistently applied. Since June 30, 1996 there has not been any Material Adverse Change.

        (b) Except as fully reflected on the financial statements referred to in
Section 6.05(a), there will be as of the Effective Date no liabilities or obligations with respect to the Borrowers or any of their Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be material to the Borrowers or to the Borrowers and their Subsidiaries taken as a whole.

        6.06 Litigation. There are no actions, suits or proceedings pending or threatened (i) with respect to any Credit Document or (ii) that could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower.

        6.07 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Lender (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the Warehouse Security Agreement or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

        6.08 Use of Proceeds; Margin Regulations. All proceeds of each Advance will be used by the Borrower for the financing of the Borrower's mortgage lending business; provided that no part of the proceeds of any Advance will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Advance nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

        6.09 Tax Returns and Payments. The Borrower and each of its Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Borrower and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower or such Subsidiary, as the case may
be) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

        6.10 Compliance with ERISA. Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization, no Plan has an Unfunded Current
Liability, and no Plan has an accumulated or waived funding deficiency or permitted decreases in its funding standard account within the meaning of
Section 412 of the Code; neither the Borrower nor any ERISA Affiliate of the Borrower has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of
ERISA or Section 4971 or 4975 of the Code or expects to incur any liability under any of the foregoing sections on account of the termination of, participation in or contributions to any such Plan; no proceedings have been instituted to terminate any Plan; no condition exists which presents a material risk to the Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no Lien imposed under the Code or ERISA on the assets of the Borrower exists or is likely to arise on account of any Plan; and the Borrower may terminate contributions to any other employee benefit plans maintained by it without incurring any material liability to any Person interested therein.

        6.11 Capitalization. On the Effective Date, the authorized capital stock of IMC Company consists of (a) 50,000,000 shares of common stock, $.01 par value per share, of which 9,834,833 shares are issued and outstanding, and (b)
10,000,000 shares of preferred stock, $.01 par value per share, of which 0 shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance

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


(contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock other than as disclosed in the consolidated financial statements.

        6.12 Subsidiaries. Set forth on Schedule 6.12 is an accurate and complete list of all Subsidiaries of each Borrower and the percentage ownership by the Borrower in each such Subsidiary on the Effective Date, together with a brief description of the business of each such Subsidiary.

        6.13 Compliance with Statutes, etc. The Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as would not (i) in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and (ii) affect in any respect the validity or enforceability of any Credit Document or the Lender's rights in the Collateral.

        6.14 Investment Company Act. Neither the Borrower nor any Subsidiary of the Borrower is an "investment acompany" within the meaning of the Investment Company Act of 1940, as amended.

        6.15 No Burdensome Agreement. Neither of the Borrower nor any Subsidiary is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate or partnership restriction which by its terms would have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Borrower or such Subsidiary or on the ability of the Borrower to carry out its obligations under the Note or the other Credit Documents to which it is a party.

        6.16 [Intentionally Omitted].

        6.17 Security Interests. The Warehouse Security Agreement creates, as security for the Obligations, valid and enforceable security interests in and Liens on all of the Collateral in favor of the Lender which are perfected and superior and prior to the rights of all third Persons and subject to no other Liens (other than Liens permitted pursuant to Section 8.01). The Borrowers have, or will have at the time of pledge thereof, good and marketable title to all of the Collateral, free and clear of all Liens except those described in the preceding sentence.

        6.18 Registration. The Borrower currently is, and will be at all times at which any Advance is outstanding hereunder, licensed, registered, approved, qualified or otherwise authorized in good standing to the extent required under applicable law, as a mortgage banker, mortgage broker, real estate broker, servicer of mortgage loans or otherwise in each jurisdiction in which the conduct of its business requires such licensing, registration, approval, qualification or other authorization, including, without limitation, as a licensed mortgage banker in each state in which it originates Mortgage Loans. All appraisers providing services in connection with the origination of Mortgage Loans by the Borrower have all licenses, registrations, approvals and qualifications required by all applicable laws or regulations.

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



        6.19 Representations Relating to the Mortgage Loans. (a) At all times during which a Mortgage Loan is pledged as Collateral for Advances hereunder, such Mortgage Loan will (i) be an FHA Loan, a VA Loan, a Conforming Loan, a Jumbo Loan, a State Loan, a Credit A- Loan, a Credit B Loan, a Credit C Loan or a Credit D Loan; (ii) be an Eligible Mortgage Loan and be free of any default and the Borrowers will have had no notice of any event which has occurred which may, with the passage of time or the giving of notice, or both, become a default; (iii) comply with the terms of this Agreement and with the relevant Purchase Commitment and/or Master Commitment, if any; (iv) be a legal, valid and binding obligation of the mortgagor and the mortgagee thereunder enforceable in accordance with its terms and subject to no offset, defense or counterclaim, obligating such mortgagor to make the payments specified therein, and each FHA Loan and each VA Loan will be fully eligible for, and the Borrower will have complied with all applicable requirements of law, rule or regulation in respect of, FHA insurance or VA guaranty, respectively; (v) be underwritten in accordance with standards approved by the Lender so that such Mortgage Loan is
(x) readily salable to an Investor or (y) eligible for securitization; (vi) be owned by the Borrower and be subject to no Lien or claim whatsoever, either legal or equitable, other than that granted to the Lender; (vii) be fully disbursed, the final disbursement to the mortgagor in connection therewith having been made no more than 90 days prior to the date of pledge if such disbursement was made by the Borrower (unless such Mortgage Loan is delivered as Collateral securing the initial Advance made to the Borrowers hereunder); (viii) not be modified (except as to correction of clerical or scrivener errors), amended, superseded or otherwise subject to any other agreement or contract of any kind with the relevant mortgagor under such Mortgage Loan except to the extent such amendment, modification or other agreement or contract has been disclosed in writing to the Lender by the Borrowers at the time of the pledge and does not affect the salability of such Mortgage Loan pursuant to any applicable Master Commitment or Purchase Commitment; (ix) be a valid first or second lien on the mortgaged premises subject thereto; (x) if required by the Investor, have a title insurance policy or binder, in ALTA form satisfactory to the Lender insuring the priority of the Borrower's first or second lien therein subject only to (1) the lien of the related first mortgage, if any, (2) the lien of current real property taxes and assessments, (3) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the related mortgage or deed of trust, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject thereto is located and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related mortgage or deed of trust and (xi) not have been selected for pledge hereunder utilizing procedures, other than those necessary to comply with the representations and warranties set forth herein, which are adverse to the interests of the Lender.

        (b) At the time of the pledge of each Mortgage Loan, the Borrower will have received with respect to each such Mortgage Loan (i) evidence of a hazard insurance policy with a standard mortgagee clause in a form satisfactory to the Lender and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan, whichever is less and (ii) a policy, or other satisfactory evidence, of flood insurance or satisfactory documentation to demonstrate that the mortgaged premises are not located in a special flood hazard area. Such documentation will be retained in the Borrower's files relating to such Mortgage Loan.


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



        (c) With respect to each Mortgage Loan pledged to the Lender, the Borrower has fully complied with, and will fully comply with, or the original mortgagee thereof has fully complied with and will fully comply with, (A) all applicable state and federal laws, including but not limited to (i) the Real Estate Settlement Procedures Act of 1974, (ii) the Equal Credit Opportunity Act,
(iii)  the  Federal  Truth  in  Lending  Act and  Regulation  Z of the  Board of
Governors of the Federal Reserve System, (iv) any laws requiring persons providing appraisals of property values to be properly licensed, and (v) all other usury, disclosure, consumer credit protection or truth-in-lending laws which may apply, and in each such case with all regulations promulgated in connection therewith as the same may be from time to time amended and will maintain sufficient documentary evidence in its file to substantiate such compliance (including, without limitation, delivery of all necessary disclosure statements) and (B) all of the terms and provisions of such Mortgage Loan and of any contractual escrow arrangements applicable thereto.

        (d) The Borrower has complied with and is not in violation of, and will comply with and will not be in violation of, any law or regulation relating to any Mortgage Loan pledged hereunder.

        6.20 Insurance. The Borrower has blanket fidelity bond coverage and errors and omissions, mortgage impairment or mortgage interest insurance coverage in such form, with such companies and in such amounts as are in accordance with all applicable standards and requirements.

        6.21 Title to Property. The Borrower has good and marketable title to all of its property, the value of which is included in the financial statements delivered pursuant hereto, subject to no Liens, encumbrances or claims other than those disclosed on such financial statements.

        Section 7. Affirmative Covenants.

        Each Borrower covenants and agrees that as of the Effective Date, and thereafter for so long as this Agreement is in effect and until the Commitment has terminated, the Note is no longer outstanding and the Advances, together with interest, Fees and all other Obligations, are paid in full:

        7.01 Information Covenants. The Borrower will furnish to the Lender (unless otherwise indicated):

        (a) Quarterly Financial Statements. Within 45 days after the close of each quarterly accounting period of the Borrower, the consolidated statements of financial condition of the Borrowers and their Consolidated Subsidiaries as at the end of such period, and the related consolidated statements of income and retained earnings and statements of cash flows for such period and for the elapsed portion of the fiscal year ended with the last day of such period, setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be in form and substance satisfactory to the Lender and certified as to fairness of presentation by the Chief Financial Officer or VP Finance of IMC Company, subject to normal year-end audit adjustments and accompanied by a certificate from such financial officer to the effect that no Default or Event of Default has occurred and is continuing.


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


        (b) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, the consolidated statements of financial condition of the Borrowers and their Consolidated Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income and retained earnings and statements of cash flows for such fiscal year, in form and substance satisfactory to the Lender and setting forth comparative figures for the preceding fiscal year and certified, in the case of the consolidated financial statements, by independent certified public accountants reasonably acceptable to the Lender, together with a report of such accounting firm stating that its regular audit of the financial statements of the Borrowers was conducted in accordance with generally accepted auditing standards.

        (c) Management Letters. Promptly, and in no event later than five days, after receipt by the Borrowers thereof, a copy of any "management letter" received by the Borrowers from its certified public accountants.

        (d) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a) and (b), a certificate of the Chief Financial Officer or VP Finance of IMC Company to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof and any actions taken or proposed to be taken to cure any such Default or Event of Default, which certificate shall set forth the calculations required to establish whether the Borrowers were in compliance with the provisions of Sections 8.08 and 8.09, at the end of such quarter or fiscal year, as the case may be.

        (e) Notice of Default. Promptly (and in no event later than five (5) Business Days following the occurrence thereof), notice of (i) the occurrence of any event which constitutes a Default or Event of Default, detailing the nature of such Default or Event of Default and any actions taken or proposed to be taken to cure such Default or Event of Default,
        (ii) the commencement of any action, suit or proceeding against the Borrower or any of its Subsidiaries before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which (A) could result in liability or loss of $5,000,000 or more, in excess of any applicable insurance coverage to the Borrower or such Subsidiary, as the case may be, or (B) would otherwise materially adversely affect the management or the condition or operations (financial or otherwise) of the Borrower or any of its Subsidiaries, (iii) any change in any executive or financial officer of the Borrower, (iv) any threatened loss of any authorization, qualification, license or permit issued by any governmental or regulatory authority to the Borrower or any of its Subsidiaries the loss of which could have a material adverse effect upon the financial condition or business of the Borrower or any of its Subsidiaries.

        (f) Reports Relating to Collateral. In respect of the Collateral, bi-weekly or more frequently as the Lender may, from time to time, request, a position valuation report from the Borrowers, in a form satisfactory to the Lender.



                                       28



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

        (g) Borrowing Base Certificate. Weekly, or more frequently as the Lender may from time to time request in its sole discretion, a Borrowing Base Certificate, properly completed and certified by an authorized officer of the Borrowers.

        (h) Monthly Servicing Reports. Within 10 days after the close of each calendar month, a consolidated report of the Borrowers (A) detailing, as to all Mortgage Loans pledged to the Lender, (1) the loan numbers for such Mortgage Loans, (2) the original terms of such Mortgage Loans and whether such Mortgage Loans bear interest at a fixed rate or an adjustable rate, (3) the weighted average interest rate and the weighted average net servicing fee with respect to such Mortgage Loans, and (4) which of such Mortgage Loans (a) are current and in good standing, (b) are more than 30, 60 or 90 days past due, respectively, (c) are the subject of pending litigation, bankruptcy or foreclosure proceedings, and (d) have been converted (through foreclosure or other proceedings in lieu thereof) by the Borrower into real estate owned by the Borrower and
        (B) providing a summary, for all Mortgage Loans the servicing rights to which are owned by the Borrower, regardless of whether such Mortgage Loans are pledged to the Lender, of (1) the entities that own such Mortgage Loans, (2) the original terms of such Mortgage Loans and whether such Mortgage Loans bear interest at a fixed rate or an adjustable rate, (3) the weighted average interest rate and the weighted average net servicing fee with respect to such Mortgage Loans, (4) whether any such Mortgage Loans were sold by the Borrower with recourse and the nature of such recourse, (5) which of such Mortgage Loans (a) are current and in good standing, (b) are more than 30, 60 or 90 days past due, respectively, (c) are the subject of pending litigation, bankruptcy or foreclosure proceedings, and (d) have been converted (through foreclosure or other proceedings in lieu thereof) by the Borrower into real estate owned by the Borrower, and (6) any reserves established by the Borrower for losses in respect of delinquent Mortgage Loans or real estate owned by the Borrower.

        (i)    [Intentionally Omitted]

        (j) Other Reports and Filings. Promptly, and in any event within 10 days following the filing thereof, copies of all financial information, proxy materials and other information and reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor.

        (k)    [Intentionally Omitted]

        (l)    [Intentionally Omitted]

        (m)    [Intentionally Omitted]

        (n)    [Intentionally Omitted]

        (o)    [Intentionally Omitted]


                                       29



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


        (p) Commitment Default. Notice within 2 Business Days of any default under, or of the termination, invalidation or cancellation of, any Purchase Commitment or Master Commitment relating to any Mortgage Loan constituting Collateral.

        (q) Collateral Servicing Report. Within five (5) Business Days after the end of each calendar quarter, a report detailing the identities of the entities other than the Borrower, if any, servicing any Mortgage Loans pledged as Collateral hereunder.

        (r) Other Information. Promptly, and in any event within five (5) Business Days after the Borrower's receipt or filing thereof, (i) copies of any notices or information given to or received from the holders of any Indebtedness of the Borrower relating to any actual or alleged default, demand for payment or acceleration of payment, or from the PBGC or the United States Department of Labor in connection with any matter arising with respect to ERISA, and (ii) such other information or documents (financial or otherwise) as the Lender may reasonably request.

        (s) Credit Package Documents. Promptly upon the written request by the Lender, to the extent available, and in any event within 40 days following the pledge of a Mortgage Loan as Collateral pursuant to the terms of this Agreement and the Warehouse Security Agreement, each of the documents listed in Schedule 7.01(s) (collectively, the "Credit Package Documents"), as applicable.

        7.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles in the United States and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Lender to visit and inspect any of the properties of the Borrower or such Subsidiary, and to examine the books of record and account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers, employees and independent accountants, all at such reasonable times and intervals and to such extent as the Lender may request. Any such inspection and/or examination may include an audit by the Lender of the servicing of the Collateral and the Borrower's Servicing Portfolio and such procedures as the Lender deems appropriate to confirm the reporting of Mortgage Loan balances.

        7.03 Maintenance of Property, Insurance. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property necessary for the operation of its business in good working order and condition, (ii) except as otherwise provided in clause (iii) below, maintain with financially sound and reputable insurance companies insurance (including such insurance as the Lender shall require) in at least such amounts and against at least such risks as are customarily insured against by companies in the same or similar business, (iii) maintain fidelity bond coverage and errors and omissions, mortgage impairment or mortgagee interest insurance coverage in accordance with standards and requirements satisfactory to the applicable Investor and the Lender and (iv) furnish to the Lender, upon written request, full information as to the insurance carried. The provisions of this Section 7.03


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


shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the security documents that require the maintenance of insurance.

        7.04 Corporate or Partnership Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, qualifications, licenses, permits and patents; provided, however, that nothing in this Section 7.04 shall prevent the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation or foreign limited partnership in any jurisdiction where such withdrawal could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or such Subsidiary.

        7.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries and each appraiser, correspondent, broker or other service provider that participates with the Borrower in the origination or servicing of Mortgage Loans to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to (1) licensing or registration (as described in Section 6.18 hereof) and (2) environmental standards and controls), except such noncompliances as could not (i) adversely affect in any manner the legality, validity or enforceability of any Mortgage Loan, Hedging Contract or Purchase Commitment or (ii) in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

        7.06 ERISA. As soon as possible and, in any event, within 10 days after the Borrower or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, the Borrower will deliver to the Lender a certificate of the Chief Financial Officer or VP Finance of the Borrower setting forth details as to such occurrence and such action, if any, which the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA; that proceedings may be or have been instituted to terminate a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; or that the Borrower, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or with respect to a Plan under Section 4971 or 4975 of the Code or Section 409, 502(i) or 502(1) of ERISA. The Borrower will deliver to the Lender a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal



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

Revenue Service. In addition to any certificates or notices delivered to the Lender pursuant to the first sentence hereof, copies of annual reports and any other notices received by the Borrower or any of its Subsidiaries required to be delivered to the Lender hereunder shall be delivered to the Lender no later than 10 days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Borrower or such Subsidiary.

        7.07 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

        7.08 Mortgage Loans. (a) The Borrower will not modify or waive any term of any pledged Mortgage Loan or release any security or obligor, if as a result thereof such Mortgage Loan would become, nor cause, through any activity or inactivity, a Mortgage Loan to become ineligible for FHA insurance or VA guarantee, if applicable, or for purchase in accordance with any applicable Master Commitment or Purchase Commitment. The Borrower will notify the Lender of
(i) any payment default in respect of any pledged Collateral which has continued for 30 days, 60 days, or 90 days respectively, (ii) the occurrence of an Insolvency Event in respect of an obligor on any Mortgage Loan pledged as Collateral, (iii) the commencement of foreclosure or similar proceedings in respect of the premises which secure any Mortgage Loan pledged as Collateral and
(iv) any other material default in any other term of any pledged Collateral, such notice to be delivered not later than three (3) Business Days following the occurrence thereof in the case of an event specified in clauses (i) or (iii) and promptly upon the Borrower's receiving notice or otherwise becoming aware thereof in the case of an event specified in clauses (ii) or (iv).

        (b) All Eligible Mortgage Loans will comply in all respects with all applicable requirements for purchase under any applicable Purchase Commitment. All Mortgage Loans will be serviced and administered in accordance with all requirements of any Investor that has issued a Purchase Commitment or a Master Commitment applicable thereto.

        7.09 Payment of Taxes. The Borrower will pay and discharge all taxes, assessments and governmental charges or liens imposed upon the Borrower or upon the Borrower's income or profits, or upon any properties belonging to the Borrower, prior to the date on which any penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any such property.

        7.10 Corporate or Partnership Separateness. The Borrower will, and will cause each of its Subsidiaries to, take such actions as are necessary to keep its operations and the operations of each of its Subsidiaries separate and apart from each of the other's, including, without limitation, insuring that all customary formalities regarding the corporate or partnership existence of the Borrower and each such Subsidiary, including holding regular meetings and maintenance of its current minute books, are followed. Such actions will not preclude the Borrower from merging or consolidating any of its Subsidiaries in its normal course of business.


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
        l7.11 Collateral. The Borrower will (a) warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all persons whomsoever; (b) service, or cause to be serviced, all Mortgage Loans in accordance with the requirements of the issuers of Master Commitments and Purchase Commitments covering the same and all applicable FHA and VA requirements (including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans); (c) hold all escrow funds collected in respect of Mortgage Loans in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected; (d) comply in all respects with the terms and conditions of all Master Commitments and Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto, and deliver or cause to be delivered to the applicable Investor the Mortgage Loans to be sold under each Purchase Commitment not later than three (3)
Business Days prior to the expiration thereof; and (e) maintain, and, upon request, shall make available to the Lender the originals, or copies in any case where the original has been delivered to the Lender or to an Investor, of its Mortgage Notes, Mortgages, Purchase Commitments, Hedging Contracts, Master Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

        7.12 Portfolio Hedging Arrangements. The Borrower will enter into and maintain from time to time Hedging Contracts with respect to Mortgage Loans held by it and commitments made by it to prospective Mortgage Loan obligors to extend Mortgage Loans at specified rates of interest.

        Section 8.  Negative Covenants.

        Each Borrower covenants and agrees that as of the Effective Date, and thereafter for so long as this Agreement is in effect and until the Commitment has terminated, the Note is no longer outstanding and the Advances, together with interest, Fees and all other Obligations, are paid in full, without the prior written consent of the Lender:

        8.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any Collateral; provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of:

        (a) Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established;

        (b)    Liens created pursuant to the Warehouse Security Agreement; and

        (c) Liens in favor of FNMA, GNMA or FHLMC on the right of the Borrower to service Mortgage Loans sold to such agencies.

        8.02 Liquidation, Dissolution. The Borrower will not wind up, liquidate or dissolve its affairs without the prior approval of the Lender.



                                       33


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


        8.03 Dividends. (a) Upon the occurrence and during the continuance of any Default or Event of Default (determined after giving effect to any proposed action of the Borrower), the Borrower will not declare or pay any dividends, or return any capital, to its stockholders or partners or authorize or make any other distribution, payment or delivery of property or cash to its stockholders or partners as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock or partnership interests now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock or partnership interests), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or partnership interests of the Borrower now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock or partnership interests).

        (b) Upon the occurrence and during the continuance of any Default or Event of Default (determined after giving effect to any proposed action of the Borrower), the Borrower will not permit any of its Subsidiaries to declare or pay any dividends, or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by such Subsidiary with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Subsidiary now or hereafter outstanding (or any options or warrants issued by such Subsidiary with respect to its capital stock), except that any Subsidiary may pay dividends to the Borrower or to any Wholly-Owned Subsidiary of the Borrower.

        (c) IMC Company will not at any time declare or pay any dividends, or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by IMC Company with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of IMC Company now or hereafter outstanding (or any options or warrants issued by IMC Company with respect to its capital stock), or pay any special distributions or bonuses not in the ordinary course of business to any officer or employee that owns capital stock of IMC Company, if after giving effect thereto the Consolidated Tangible Net Worth of IMC Company would be less than the amount required by Section 8.09 hereof.

        8.04  [Intentionally Omitted]

        8.05  [Intentionally Omitted]

        8.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower, other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided, however, that the Borrower will not, and will not permit any of its Subsidiaries to:

        (a) use, furnish, or rely upon an insurance policy (including but not limited to title insurance and hazard insurance) underwritten by or issued by any Affiliate of the Borrower (other than any such Affiliate listed on Schedule 8.06 hereof);

        (b) use, furnish, or rely upon an appraisal issued by any Affiliate or by any Person controlled by any Affiliate of the Borrower (other than any such Affiliate or Person listed on Schedule 8.06 hereof) except with respect to FHA Loans, VA Loans or State Loans; or

        (c) pledge any Mortgage Loan to the Lender under which the Borrower or any Affiliate thereof is a mortgagor or guarantor for such Mortgage Loan.

        8.07 Capital Expenditures. The Borrower will not, and will not permit any of its Subsidiaries to, without the prior written approval of the Lender, make any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and including capitalized lease obligations) other than such expenditures made in the ordinary course of such Person's business in an amount not in excess of $5,000,000; provided, however, that the Lender shall not unreasonably withhold its approval of a capital expenditure by the Borrower for the purpose of purchasing an office building to be utilized as corporate office space.

        8.08 Maximum Consolidated Leverage Ratio. IMC Company will not permit its Consolidated Leverage Ratio at any time during any fiscal year to be greater than 20 to 1.

        8.09 Minimum Consolidated Tangible Net Worth. IMC Company will not permit its Consolidated Tangible Net Worth at any time during any fiscal year to be less than $50,000,000.

        8.10 Minimum Servicing Portfolio. The Borrower will not permit the aggregate amount of its Servicing Portfolio at any time to be less than $0.

        8.11 Modifications of Certain Agreements and Collateral. The Borrower will not, without the prior written consent of the Lender, amend, modify or waive any of the terms of, or settle or compromise any claim with respect to, any Collateral or any Collateral Document.

        8.12  Limitation  on  Restrictions  on  Subsidiary  Dividends  and Other
Distributions. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or (c) transfer any of its properties or assets to the Borrower, except for such encumbrances or restrictions existing under or by reasons of (i) applicable law, (ii) this


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


Agreement and (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower.

        8.13 Limitation on Issuances of Capital Stock by Subsidiaries. The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except for (i) transfers and replacements of then outstanding shares of capital stock and (ii) stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary.

        8.14  [Intentionally Omitted]

        8.15 Portfolio Aging. The Borrower will not at any time permit (x) the aggregate principal amount of the Mortgage Loans then pledged as Collateral that have an Origination Date that is more than 180 days prior to such time, to exceed (y) 10% of the aggregate principal amount of all Mortgage Loans that are pledged as Collateral at such time.

        Section 9.  Events of Default.

        Upon the occurrence of any of the following specified events (each an "Event of Default"):

        9.01 Payments. The Borrowers shall (i) default in the payment when due of any principal of any Advance or (ii) default, and such default shall continue unremedied for 3 or more days, in the payment when due of any interest on any Advance or any Fees or any other amount owing hereunder or under any Credit Document; or

        9.02 Representations, etc. Any representation, warranty or statement made or deemed made by a Borrower herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

        9.03 Covenants. A Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Sections
7.01(e),  7.04,  7.05,  7.06,  7.07,  7.08  or 8 or  (ii)  default  in  the  due performance or observance by it of any term, covenant or agreement contained in this Agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) of this Section 9.03) and such default shall continue unremedied for a period of 15 days; or

        9.04 Default Under Other Agreements. The Borrowers or any of their Subsidiaries shall (i) default in any payment of any Indebtedness in an aggregate amount exceeding $5,000,000 pursuant to which the Borrowers are obligated in any manner (other than the Obligations) beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created and such default shall be declared by the obligee or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness, in an aggregate amount exceeding $5,000,000 (other than the Obligations), or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, such Indebtedness to become due prior to its stated maturity; or

        9.05  [Intentionally Omitted]

        9.06 Bankruptcy, etc. An Insolvency Event shall occur with respect to a Borrower or any of its Subsidiaries; or

        9.07 ERISA. Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan is, shall have been or is likely to be terminated or the subject of termination proceeding under ERISA, any Plan shall have an Unfunded Current Liability, or a Borrower or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan under
Section 409, 501(i),  501(1), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA
or Section 4971 or 4975 of the Code, and there shall result from any such event or events the imposition of a Lien upon the assets of a Borrower or any of its Subsidiaries, the granting of a security interest, or a liability or a material risk of incurring a liability to the PBGC or a Plan or a trustee appointed under ERISA or a penalty under Section 4971 of the Code, which lien, security interest, liability or penalty, singly or in the aggregate exceeds $1,000,000; or

        9.08 Warehouse Security Agreement. The Warehouse Security Agreement or any provision thereof shall cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby, or a Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Warehouse Security Agreement; or

        9.09  [Intentionally Omitted]

        9.10  [Intentionally Omitted]

        9.11 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days after the entry thereof; or

        9.12  [Intentionally Omitted]

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Lender or the holder of the Note to enforce its claims against the Borrowers (provided, that, if an Event of Default specified in Section 9.06 shall occur with respect to a Borrower, the result which would occur upon the giving of written notice by the Lender to the Borrower as specified in clauses (i) and
(ii) below shall occur automatically without the


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


giving of any such notice): (i) declare the Commitment terminated, whereupon the Commitment of the Lender shall forthwith terminate immediately and any Fees shall forthwith become due and payable without any other notice of any kind; and
(ii) declare the principal of and any accrued interest in respect of all Advances and all Obligations to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

        9.13 Default Not a Condition of a 120-Day Demand. Notwithstanding any of the other terms of this Agreement, including, without limitation, the preceding provisions of this Section 9, the Lender shall have the right to demand payment of the outstanding Advances at any time, upon 120 days' prior written notice to the Borrowers, whether or not any Default or Event of Default exists or the Expiry Date has occurred.

        Section 10.  Miscellaneous.

        10.01 Payment of Expenses; Indemnity. (a) Whether or not the transactions contemplated hereby are consummated, the Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, modification, amendment, administration and monitoring of the Credit Documents and the other documents to be delivered thereunder (including the costs in respect of the perfection and maintenance of the security interests created by the Credit Documents and conducting due diligence with respect to the Borrowers and their business) including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender, and of local counsel who may be retained by the Lender, with respect thereto and with respect to advising the Lender as to its rights and remedies under the Credit Documents, and including all reasonable costs and expenses in connection with the servicing and liquidation of the Collateral. The Borrowers further agree to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, workout, legal proceedings or otherwise) of the Credit Documents and the other documents to be delivered thereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 10.01(a).

        (b) Without limiting any other rights which the Lender, or any Affiliate thereof, as well as their respective directors, officers, employees and agents (each, an "Indemnified Party") may have hereunder or under applicable law, the Borrowers hereby agree to indemnify each Indemnified Party from and against any and all claims, losses, damages, expenses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of, relating to or resulting from this Agreement, any other Credit Document, any Mortgage Loan or other Collateral or the use of any proceeds of Advances, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct (as determined by a final judgment of a court of competent jurisdiction) on the part of such Indemnified Party or any Affiliate of such Indemnified Party which directly or indirectly controls, is controlled by or is under common control with such Indemnified Party or is a director or officer of such Indemnified Party or of an Affiliate of such Indemnified Party. Without limiting or being limited by the foregoing, the Borrowers shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:


                                       38



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


                      (i) the  making  of an  Advance  secured  by a pledge of a
               Mortgage Loan which is not at the date of the creation of such security interest an Eligible Mortgage Loan or which thereafter ceases to be an Eligible Mortgage Loan;

                      (ii) reliance on any representation or warranty or statement made or deemed made by a Borrower (or any of its officers) under or in connection with any Credit Document which shall have been incorrect when made;

                      (iii)  the  failure  by a  Borrower  to  comply  with  any applicable law, rule or regulation with respect to any Collateral, or the nonconformity of any Collateral with any such applicable law, rule or regulation;

                      (iv) the failure to vest in the Lender under the Warehouse
               Security Agreement a valid first priority security interest in the Mortgage Loans and the other Collateral, except as otherwise permitted by this Agreement;

                      (v) the  failure  to have  filed,  or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral, whether at the time of any Advance or at any subsequent time;

                      (vi) any  investigation,  litigation or proceeding related to this Agreement or any other Credit Document or the use of proceeds of Advances or in respect of any Mortgage Loan or other Collateral;

                      (vii) the loss, misplacement or destruction of any cashier's check issued by the Lender in respect of any Advance after receipt of such check by the closing agent, escrow agent, title company, attorney or any other authorized party identified in the Request for Advance relating to such Advance, it being understood and agreed that, notwithstanding the indemnity under this Section 10.01(b)(vii) or any such loss, misplacement or destruction, the funds represented by any such lost, misplaced or destroyed cashier's check shall constitute an Advance hereunder;

                      (viii) the  making of any wire  transfer  to an  incorrect account or in an incorrect amount in accordance with instructions received from a Borrower, it being understood and agreed that, notwithstanding the indemnity under this Section 10.01(b)(viii), the funds represented by any such wire shall constitute an Advance hereunder.

        10.02 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to a Borrower or the Lender, at its address specified opposite its signature below, or at such other address as shall be designated by such party in a written notice to the other party hereto. All such notices and communications shall, when mailed, telegraphed, telecopied or sent by overnight courier, be effective


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when  deposited in the mails,  delivered to the  telegraph  company or overnight courier, as the case may be, or sent by telecopier, except that notices and communications given to the Lender pursuant to Section 2 and Section 4 shall not be effective until received by the Lender.

        10.03 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. The Lender may at any time assign any of its rights and obligations hereunder or under the Note.

        10.04 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender or the holder of the Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrowers and the Lender or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or the holder of the Note would otherwise have. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of the Note to any other or further action in any circumstances without notice or demand.

        10.05 Calculations; Computations. (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrowers to the Lender); provided that, except as otherwise specifically provided herein, all computations determining compliance with Section 8 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements referred to in Section 6.05(a).

        (b) All computations of interest and the Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest or fees are payable.

        10.06 Governing Law; Submission to Jurisdiction; Venue. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York without regard to principles of conflicts of laws. Any legal action or proceeding against the Borrowers with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New Jersey located in Camden County or in the United States Federal courts located in Camden County, and, by execution and delivery of this Agreement, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.


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        (b) Each Borrower hereby  irrevocably  waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        10.07 No Proceedings. Each Borrower hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness hereunder, it will not institute against, or join any other Person in instituting against the Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

        10.08 Participation and Syndication. Notwithstanding any other provision of this Agreement, the Lender may at any time and from time to time enter into participation agreements or syndication agreements with one or more participating financial institutions whereby the Lender will allocate certain percentages of the Commitment to them. Each Borrower acknowledges that, for the convenience of all parties, this Agreement is being entered into with the Lender only and that its obligations under this Agreement are undertaken for the benefit of, and as an inducement to, any such financial institution as well as the Lender. Each Borrower agrees to cooperate with the Lender and any such participating financial institution in effectuating such a participation or syndication and shall, upon the request of the Lender, execute a replacement note or notes and such other documents or instruments as may be reasonably necessary to evidence the debtor-creditor relationship between the Borrower and such participating financial institution. Each Borrower hereby grants to each participating financial institution, to the extent of its participation in the Commitment, the right to set off deposit accounts maintained by the Borrower with such financial institution. The Borrowers shall pay all costs and expenses (including, without limitation, reasonable counsel fees and expenses incurred by the Lender and the participating financial institutions) in connection with effectuating such a participation or syndication.

        10.09 Obligation to Make Payments in Dollars. All payments of the principal and interest on the Note and any other amounts due hereunder or under any other Credit Document shall be made in Dollars.

        10.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Lender.

        10.11 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrowers and the Lender shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Lender at its Office.


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        10.12  Headings  Descriptive.  The headings of the several  sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        10.13 Amendment or Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Lender.

        10.14 Survival. All indemnities set forth herein including, without limitation, in Sections 2.08, 4.06 and 10.01 shall survive the execution and delivery of this Agreement and the Note and the making and repayment of the Advances.

        10.15 Waiver of Jury Trial. THE LENDER AND EACH BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.



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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:                                    IMC MORTGAGE COMPANY
3450 Buschwood Park Drive, Suite 250
Tampa, FL  33618
Facsimile No.:  (813) 933-6023              By________________________

                                            Title:

Address:                                    INDUSTRY MORTGAGE COMPANY, L.P.
3450 Buschwood Park Drive, Suite 250
Tampa, FL  33618                            By:  INDUSTRY MORTGAGE CORPORATION,
Facsimile No.:  (813) 933-6023                     GENERAL PARTNER

                                            By________________________

                                            Title:

Three Executive Campus                      GE CAPITAL MORTGAGE SERVICES, INC.
Cherry Hill, New Jersey 08002
Attn.:  James C. Zollo
Facsimile No.:  609-661-7528        By________________________

                                     Title:




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